                                                                   EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Cato Corporation on Form S-8 of our report dated March 12, 1999, appearing in the Annual Report on Form 10-K of The Cato Corporation for the year ended January 30, 1999.



/s/ Deloitte & Touche LLP
-------------------------
Charlotte, North Carolina
February 3, 2000